                                                                    EXHIBIT 10.8


                                                                  EXECUTION COPY
                                                                  --------------

                    AMENDED AND RESTATED MEMBERS AGREEMENT


          THIS AMENDED AND RESTATED MEMBERS AGREEMENT (this "Agreement") is made
                                                             ---------
as of March 26, 1999 by and among Avalon Cable LLC, a Delaware limited liability company (the "Company"), ABRY Broadcast Partners III, L.P., a Delaware limited
              -------
liability partnership ("ABRY"), Avalon Cable Holdings, LLC, a Delaware limited
                        ----
liability company (the "Parent"), Avalon Cable of Michigan Holdings, Inc., a
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Delaware corporation ("Michigan Inc."), Avalon Cable of Michigan, Inc., a
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Pennsylvania corporation ("Avalon Cable Michigan"), Avalon Cable of New England
                           ---------------------
Holdings, Inc., a Delaware corporation ("Avalon Cable N.E," and together with
                                         ----------------
ABRY, the Parent, Michigan Inc., Avalon Cable Michigan and the Company, the "Avalon Parties"), and Avalon Investors, L.L.C., a Delaware limited liability
---------------
company ("Avalon Investors"). The term "Parties" when used herein shall refer to
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each of ABRY, the Avalon Parties and the Avalon Investors.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the LLC Agreement.

          The Parties (excluding Avalon Cable Michigan and Michigan Inc.) entered into a Members Agreement dated as of the First Closing Date (the "Prior
                                                                          -----
Agreement") for the purposes, among others, of: (i) assuring continuity in the
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management and ownership of the Company; and (ii) limiting the manner and terms by which the Securities may be transferred.

          To effectuate the provisions of the Securities Purchase Agreement, the Parties desire to, and hereby, amend and restate the Prior Agreement in its entirety as set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   Restrictions on Transfer of Securities.
               --------------------------------------

          (a)  Transfer Restrictions Generally.  The Avalon Parties and the
               -------------------------------
Avalon Investors and its Affiliates shall not directly or indirectly (including by means of a merger or consolidation) sell, transfer, assign, pledge, encumber, dispose of, hypothecate or otherwise dispose of (a "Transfer") any interest in
                                                    --------
any Securities, and neither ABRY nor the Parent will Transfer any interest in any Ownership Interests, except: (i) in accordance with the applicable provisions of Section 1(b), Section 1(c), Section 4 or in Permitted Transfers made in accordance with Section 1(d); and (ii) otherwise in accordance with this Agreement. A Transfer of an option, any derivative or other right to acquire any Ownership Interest will constitute a Transfer of such Ownership Interest.

          (b)  Participation Rights of Avalon Investors
               ----------------------------------------

          (i)  Participation Right Generally.  In the event of a Transfer of
               -----------------------------
     Ownership Interests by an Avalon Party, prior to such Transfer such Avalon Party (the "Proposed Transferor") will give the Avalon Investors written
                 -------------------
     notice (the "Sale Notice") of the proposed
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

     Transfer, which notice shall specify: (a) the proposed purchase price for the Securities; (b) the total number of Securities proposed to be transferred; (c) the identity of the prospective purchaser of the Securities; (d) all other material terms and conditions of the proposed transaction; and (e) the price to be paid in such Transfer (as determined in accordance with Section 1(b)(iii)) to the Avalon Investors if the Avalon Investors were to elect to participate in such Transfer to the maximum extent permitted by this Section 1(b); and will be accompanied by proposed agreements for the transaction, if available. The Avalon Investors may elect to participate in the proposed Transfer as an additional transferor by delivering to the Proposed Transferor a notice to that effect on or prior to the 10th Business Day after the Sale Notice is received. By so electing, the Avalon Investors shall have irrevocably elected to include in such Transfer (at the price for Class A Units and on the other terms and conditions described in the Sale Notice): (x) if at the time of such Transfer there is any Unpaid Yield or Unreturned Capital Value with respect to the Class A Units, all (or, at the Avalon Investors's election, any portion) of the Class A Units owned by the Avalon Investors; or (y) if at the time of such Transfer there is no Unpaid Yield or Unreturned Capital Value with respect to the Class A Units, the Pro-Rata Portion of the Class A Units owned by the Avalon Investors. The Proposed Transferors shall use their best efforts to obtain the agreement of the prospective Transferee(s) to the participation of the Avalon Investors in any contemplated Transfer as provided in this Section 1(b)(i), and the Proposed Transferors shall not Transfer any of their Securities to any prospective Transferee in any Transfer to which this Section 1(b)(i) applies if such prospective Transferee declines to allow the participation of the Avalon Investors as contemplated by this Section 1(b)(i). If Avalon Investors has not elected to Transfer its Class A Units pursuant to this Section 1(b)(i), then the Proposed Transferor may, not later than 180 days after such 10th Business Day, proceed to Transfer the Securities in question for the purchase price for the Proposed Transferor's Ownership Interests stated in the Sale Notice and on terms and conditions not materially more favorable to the Proposed Transferor than those set forth in the Sale Notice.

          (ii) Rules of Interpretation.  For any Transfer by ABRY, the "Pro-Rata
               -----------------------                                  --------
     Portion" means the fair value of the Equity Securities of the Parent to be
     -------
     included in such Transfer by ABRY, expressed as a percentage of the aggregate fair value of the Equity Securities of the Parent held by ABRY and its Affiliates.

          For example, if ABRY proposes to Transfer 100 Class A Units of the Parent at a time when ABRY and its Affiliates in the aggregate own 1,000 Class A Units of the Parent having the same fair value per Unit, then the Pro-Rata Portion for such Transfer will be 10% and the Avalon Investors, if it elects to participate in such Transfer in accordance with Section 1(b)(i), shall be entitled to include in such Transfer 10% of its Class A Units (or up to all of its Class A Units, if at the time of such Transfer, there is Unpaid Yield or Unreturned Capital Value with respect to the Class A Units).

     For any Transfer by the Parent, the "Pro-Rata Portion" means the fair value
                                          ----------------
     of the Equity Securities of the Company directly or indirectly represented by the Ownership Interests to

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

     be included in such Transfer by the Parent, expressed as a percentage of the aggregate fair value of the Equity Securities of the Company directly or indirectly owned by the Parent.

          For example, if the Parent proposes to Transfer 100% of the stock of Avalon Cable N.E. at a time when: (i) such corporation owns 200 Class B Units of the Company; (ii) Avalon Cable Michigan owns 800 Class B Units of the Company; and (iii) the Parent directly or indirectly owns no other Equity Securities of the Company, then the Pro-Rata Portion for such Transfer will be 20% and, if Avalon Investors elects to participate in such Transfer in accordance with
          Section 1(b)(i), shall be entitled to include in such Transfer 20% of its Class A Units (or up to all of its Class A Units, if at the time of such Transfer, there is Unpaid Yield or Unreturned Capital Value with respect to the Class A Units).

          (iii)  Purchase Price to be Paid to Avalon Investors.  In any Transfer
                 ---------------------------------------------
     in which the Avalon Investors exercises the right to participate pursuant to this Section 1(b), the reasonable out-of-pocket expenses of the Proposed Transferor, the Avalon Investors and their respective Affiliates incurred in connection therewith will be paid out of the consideration received and the remainder of the consideration will be shared such that the purchase price to be paid to the Avalon Investors will be the amount that the Avalon Investors would receive from the Company in respect of the Class A Units included in such Transfer by the Avalon Investors if:

                 (A) an amount equal to such remainder of the aggregate consideration paid in such Transfer for: (1) the Class A Units included in such Transfer by the Avalon Investors; and (2) the Ownership Interests included in such Transfer by the Proposed Transferor were distributed by the Company in accordance with Section
          7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section 7.1 of the LLC Agreement that follow Section 7.1(d) thereof). Notwithstanding the foregoing, for purposes of calculating the amount under this Section that would be distributed by the Company in accordance with Section 7.1 of the LLC Agreement, distributions shall be made pursuant to Sections 7.1(b),
          (c) and (d) thereof only to the extent of each Unitholder's Pro Forma Positive Capital Account Balance, after taking into account any previous distributions pursuant to such Section 7.1; and

                 (B) at the time of such distribution, the only Equity Securities of the Company outstanding were: (1) the Class A Units included in such Transfer by the Avalon Investors; and (2) (i) the Equity Securities of the Company actually included in such Transfer by the Parent, if the Transfer is by the Parent and the Ownership Interests included in the Transfer by the Parent are Equity Securities of the Company or (ii) the Pro-Rata Portion of each class or type of Equity Securities of the Company owned directly or indirectly by the Parent, if the Transfer is by Parent and the Ownership Interests included in the Transfer are not Equity Securities of the

          Company, or if the Transfer is a Transfer by ABRY or an Affiliate of ABRY of Ownership Interests issued by the Parent.

     An illustration of the application of this Section 1(b)(iii) is attached hereto as Exhibit 1(b) and is made part of this Agreement.
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          (c)  Right of First Offer.  In the event that the Avalon Investors
               --------------------
wishes to Transfer its Equity Securities, the Avalon Investors shall provide the Company with written notice (the "Offer Notice") indicating the proposed
                                  ------------
purchase price and other material terms and conditions of the proposed Transfer and, for ten (10) Business Days following the Company's receipt of such Offer Notice, the Company shall have the exclusive option to deliver a reply notice (the "Reply Notice") to Avalon Investors setting forth the irrevocable election
      ------------
of the Company to require Avalon Investors to sell to the Company all (but not less than all) of such Equity Securities at the purchase price and on the other material terms and conditions specified in the Offer Notice. In the event there has not been a timely election by the Company to acquire such Equity Securities under this Section 1(c), then Avalon Investors may, during the 180 days (the "Sale Period") following the end of such ten (10) Business Day period and
 -----------
without any further obligation to the Company, sell the number of Equity Securities specified in the Offer Notice, at not less than at the purchase price per Equity Security and on other material terms and conditions not materially more favorable to the transferee thereof than those specified in such Offer Notice. In the event there has been a timely election by the Company to acquire all of the Equity Securities sought to be transferred by Avalon Investors, then the Transfer of such Equity Securities to the Company shall close at a time and place as reflected in the Offer Notice. At such closing, each party shall pay its own costs and expenses in connection with such Transfer. The rights and restrictions contained in this Section 1 continue to be applicable to the Class A Units specified in the Transfer Notice after any such Transfer and the Eligible Transferee agrees in writing to be bound by the provisions of this Agreement. Any Class A Units not so Transferred within the Sale Period will be subject to the provisions of this Section 1(c) upon subsequent Transfer. The provisions of this Section 1(c) will not apply to a Transfer of Class A Units by the Avalon Investors pursuant to Section 1(b) or Section 4 of this Agreement or in accordance with the Put Agreement.

          (d)  Permitted Transfers. The restrictions contained in this Section 1
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shall not apply with respect to any Transfer of Securities or Ownership
Interests: (i) to an Affiliate of the Transferring Person (a "Permitted
                                                              ---------
Transferee"); (ii) in connection with a Special Sale, in accordance with Section
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7.4 of the LLC Agreement; (iii) in a Public Sale; or (iv) in connection with a pledge or collateral assignment of any Ownership Interest to secure any Indebtedness of the Company or its Subsidiaries or any direct or indirect guarantee thereof; provided, that the restrictions contained in this Section 1
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shall continue to be applicable to such Securities or Ownership Interests after any such Transfer described in clause (i) above; and provided further, that each
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Permitted Transferee shall have executed and delivered a counterpart to this
Agreement pursuant to Section 3(a) hereof.

          (e)  Certain Transfers.  So long as there is any Unpaid Yield or
               -----------------
Unreturned Capital Value with respect to the Class A Units, the Avalon Parties shall not Transfer Securities or Ownership Interests to any Person (other than pursuant to clause (i) of Section 1(d)) in exchange for

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

consideration other than cash, cash equivalents, capital stock of a class that is publicly traded or some combination thereof.

          2.   Legend.  Each certificate evidencing Ownership Interests owned by
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a Party to this Agreement and each certificate issued in exchange for or upon the Transfer of any such Ownership Interests (to the extent any such certificates exist) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED MEMBERS AGREEMENT DATED AS OF [___________, 199_] AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), CERTAIN OF THE
                                -------
          COMPANY'S SECURITYHOLDERS AND CERTAIN OTHER PARTIES.
          A COPY OF SUCH AMENDED AND RESTATED MEMBERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

The legend set forth above shall be removed from the certificates evidencing any such Ownership Interests which cease to be subject to the terms of this Agreement.

          3.   Transfer; Admission of Additional Members.  (a) Prior to
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Transferring any Ownership Interests (other than in a Public Sale, Sale of the
Company, or a Transfer described in clause (ii) or (iv) of Section 1(d) to any Person, the Transferring Person will cause the prospective Transferee to execute and deliver to the Company and the other Parties to this Agreement, a counterpart to this Agreement pursuant to which the prospective Transferee agrees to be bound by this Agreement to the same extent as the Transferring Person with respect to the Ownership Interests so Transferred. For purposes of this Section 3, a Transfer by an Affiliate of ABRY of Ownership Interests issued by the Parent will be deemed to be a Transfer of Ownership Interests by ABRY, and a Transfer by any Subsidiary of the Parent of Ownership Interests will be deemed to be a Transfer of Ownership Interests by the Parent.

          For example, a Transfer by Avalon Cable Michigan of Class B Units of the Company will be deemed to be a Transfer of Ownership Interests by the Parent.

Notwithstanding anything to the contrary contained herein, in the event that any Avalon Party Transfers any Securities to any Affiliate of such Avalon Party in accordance with the terms and conditions of this Agreement, such Affiliate transferee shall agree that it will not cease to be an Affiliate of such Avalon Party transferor unless, prior to ceasing to be such an Affiliate, such Affiliate transferee shall transfer to the Avalon Party transferor or an Affiliate thereof all of the Securities owned by it.

          (b) Upon admission by the managers or the Members of any additional Member or Unitholder in accordance with the provisions of the LLC Agreement, the additional Member or

Unitholder shall agree in writing to be bound by the terms and conditions of this Agreement. The Parties shall amend this Agreement to the extent necessary to permit any additional Member or Unitholder to become a party hereto.

          4.   Sale of the Company.
               -------------------

          (a)  If the Parent Board approves a Sale of the Company (an "Approved
                                                                       --------
Company Sale"), then each Class A Member will consent to and raise no objections
------------
against the Approved Company Sale. If the Approved Company Sale is structured as a merger or consolidation involving the Company, then each Class A Member shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation. If the Approved Company Sale is structured as a Transfer of Securities (with or without a Transfer of other Ownership Interests), then subject to the following sentence and Sections 4(b) and 4(c), each Class A Member shall agree to include in such Transfer either:
(x) if at the time of the Approved Company Sale there is any Unpaid Yield or Unreturned Capital Value with respect to the Class A Units, all of its Class A Units and rights to acquire Class A Units; or (y) if at the time of the Approved Company Sale there is not any Unpaid Yield or Unreturned Capital Value with respect to the Class A Units, a proportionate quantity of its Class A Units and rights to acquire Class A Units, in each case on the terms and conditions approved by the Board. Each Class A Member shall take all necessary or desirable actions in connection with the consummation of an Approved Company Sale as requested by the Parent Board, including, without limitation, executing a sale contract pursuant to which each Class A Member will severally (but not jointly) with the other Transferring Person(s) agree to indemnify the acquiring Person(s) in respect of breaches of representations, warranties and indemnities regarding the Company, its Subsidiaries and their respective assets, liabilities and business (collectively, the "Company Reps"), and will make and provide
                                 ------------
indemnity in respect of breaches of such representations and warranties concerning such Class A Member and the Class A Units to be Transferred by it or him (as may be reasonably acceptable to such Class A Member), as may be set forth in any agreement approved by the Parent Board; provided, that: (i) if any
                                                     --------
Transferring Person pays any amount in connection with any claim under the Company Reps by the purchaser or purchasers in such Approved Company Sale (a "Company Loss"), then each other Transferring Person will simultaneously
 ------------
contribute to such first Person an amount equal to such contributing holder's portion of such Company Loss, determined in accordance with the following clause
(ii) of this proviso; (ii) each Class A Member's "portion of such Company Loss" shall be the amount required to be contributed by such Member so that subsequent to such Member's contribution, the net portion of the aggregate consideration received by such Member is equal to the amount that such Member would have received if the aggregate consideration received by all Members or the Company in such Approved Company Sale (net of costs reimbursed pursuant to Section 4(c)), adjusted to account for the Company Loss, had been distributed as described in Section 4(c)(ii); and (iii) a Class A Member shall be required to provide indemnification in respect of Company Reps only if the sale contract which such Class A Member is required to sign provides that such Member's maximum liability for any breach of the Company Reps shall be the consideration received by such Member for such Member's Class A Units.

          (b) The obligations of the Class A Members with respect to the Approved Company Sale are subject to the satisfaction of the following conditions: (i) upon the consummation

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

of the Approved Company Sale, each Class A Member shall receive the portion of the aggregate consideration described in Section 4(c) (and in accordance with the LLC Agreement, if applicable); (ii) each Transferring Person shall receive the same form of consideration (except that, if any Avalon Party is given an option as to the form and amount of consideration to be received, each Class A Member shall be given the same option); and (iii) the consideration to be received by the Class A Members must be cash, cash equivalents, shares of capital stock of a class that is publicly traded or some combination thereof.

          (c) In connection with an Approved Company Sale, the reasonable out-of-pocket expenses of the Proposed Transferor and each Class A Member and its Affiliates incurred in connection therewith will be paid out of the consideration received and the remainder of the consideration will be shared such that the portion of the aggregate consideration to be paid to a Class A Member is as follows:

          (i) if the Approved Company Sale is structured as a sale of assets of the Company or any of its Subsidiaries, then each Class A Member shall be entitled to the amount that such Class A Member would receive from the Company in respect of the Class A Units owned by such Class A Member if an amount equal to such remainder of the aggregate consideration paid in such Approved Company Sale were distributed by the Company in accordance with
     Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section 7.1 of the LLC Agreement that follow
     Section 7.1(d) thereof). Notwithstanding the foregoing, for purposes of calculating the amount under this Section that would be distributed by the Company in accordance with Section 7.1 of the LLC Agreement, distributions shall be made pursuant to Sections 7.1(b), (c) and (d) thereof only to the extent of each Unitholder's Pro Forma Positive Capital Account Balance, after taking into account any previous distributions pursuant to such
     Section 7.1;

          (ii) if the Approved Company Sale is structured as a Transfer of Equity Securities of the Company, then each Class A Member shall be entitled to the amount that such Class A Member would receive from the Company in respect of the Class A Units Transferred in such Approved Company Sale by such Class A Member if: (A) an amount equal to such remainder of the aggregate consideration paid in such Approved Company Sale were distributed by the Company in accordance with Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section 7.1 of the LLC Agreement that follow Section 7.1(d) thereof). Notwithstanding the foregoing, for purposes of calculating the amount under this Section that would be distributed by the Company in accordance with
     Section 7.1 of the LLC Agreement, distributions shall be made pursuant to Sections 7.1(b), (c) and (d) thereof only to the extent of each Unitholder's Pro Forma Positive Capital Account Balance, after taking into account any previous distributions pursuant to such Section 7.1; and (B) at the time of such distribution, the only Equity Securities of the Company outstanding were the classes and quantities of Securities actually Transferred in such Approved Company Sale; or

          (iii) if the Approved Company Sale is structured as a sale of both Equity Securities of the Company and other Ownership Interests, then each Class A Member shall be entitled to the amount that such Class A Member would receive from the Company in respect of the Class A Units Transferred in such Approved Company Sale by such Class A Member if: (A) an amount equal to such remainder of the aggregate consideration paid in such Approved Company Sale was distributed by the Company in accordance with
     Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section 7.1 of the LLC Agreement that follow
     Section 7.1(d) thereof). Notwithstanding the foregoing, for purposes of calculating the amount under this Section that would be distributed by the Company in accordance with Section 7.1 of the LLC Agreement, distributions shall be made pursuant to Sections 7.1(b), (c) and (d) thereof only to the extent of each Unitholder's Pro Forma Positive Capital Account Balance, after taking into account any previous distributions pursuant to such
     Section 7.1; and (B) at the time of such distribution, the only Equity Securities of the Company outstanding were: (x) the classes and quantities of Securities actually Transferred in such Approved Company Sale by the Members; and (y) without duplication, the Pro-Rata Portion of Equity Securities of the Company owned indirectly by the Parent, if the Approved Company Sale included a Transfer by the Parent or ABRY of Ownership Interests of Michigan Inc., Avalon Cable Michigan, Avalon Cable N.E. or the Parent. For purposes of this Section 4.1(c), the "Pro-Rata Portion" shall be determined in accordance with Section 1(b) as if the Transfer in question is actually the Approved Company Sale.

Notwithstanding anything to the contrary contained in this Agreement, if and to the extent required by the Financing Agreements, the owners of Ownership Interests subject to this Agreement hereby agree to return to the Company any proceeds received in connection with an Approved Company Sale; provided, that:
                                                               --------
(i) such proceeds shall be used only to reduce Indebtedness under the Financing Agreements or as otherwise required or permitted thereunder; and (ii) the provisions of Section 7.4(b) of the LLC Agreement shall apply to the return of proceeds pursuant to this paragraph.

          (d)    Illustration.  An illustration of the application of this
                 ------------
Section 4 is attached hereto as Exhibit 4.
                                ---------

          5.     Market Stand-Off Agreement.  If requested by the Company or the
                 --------------------------
Successor Corporation and an underwriter in connection with any registered public offering which occurs prior to or relates to a Qualified Public Offering of Equity Securities of the Company or the Successor Corporation, a Party shall not sell or otherwise Transfer or dispose of any Equity Securities or any other securities held by such Party (other than those included in such registration) during the 180-day period following the effective date of the registration statement relating to such public offering and for a period of seven (7) days prior to such date (each such 187-day period being a "Hold-Back Period");
                                                      ----------------
provided, that all executive officers and directors of the Company or the
--------
Successor Corporation who hold Equity Securities of the type included in such offering (or of a type that are exercisable or exchangeable for or convertible into Equity Securities of such type) and holders of at least five percent (5%) of such Equity Securities on a fully-diluted basis are bound by and have entered into similar agreements.

          The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company or the Successor Corporation may impose stop-transfer instructions with respect to any securities of the Company or the Successor Corporation subject to the foregoing restriction until the end of any Hold-Back Period.

          6.   Rights Relating to Issuances of New Securities.
               ----------------------------------------------

          (a)  Right of First Refusal.  The Company hereby grants to the Class A
               ----------------------
Members the right of first refusal ("Right of First Refusal") to purchase a pro
                                     ----------------------
rata share of Equity Securities, whether now authorized or not, which the Company may, from time to time, propose to sell and issue (including, without limitation, Equity Securities issued pursuant to the Investment Agreement or upon the conversion of the ABRY Bridge Loan or any New Bridge Loan). Prior to making any such sale or issuance, the Company shall deliver a written notice (the "New Equity Notice") to each Class A Member specifying in reasonable detail
      -----------------
the class and quantity of Equity Securities proposed to be sold and issued, the proposed purchase price (which shall be payable solely in cash), the identity of the proposed buyer(s) and the other material terms and conditions of such sale and issuance. Each Class A Member may elect to purchase a portion of the Equity Securities specified in the New Equity Notice equal to the percentage of outstanding Units owned by such Class A Member, upon the same terms and conditions as those set forth in the Transfer Notice, by delivering a written notice of such election (the "New Equity Election Notice") to the Company within
                              --------------------------
ten (10) Business Days after the New Equity Notice has been received by such Class A Member (the "Option Period"), in which event such Member will be bound
                     -------------
to consummate such purchase on such terms and conditions. If the Class A Members do not so elect to purchase any portion of the Equity Securities specified in the New Equity Notice, then the Company may sell and issue during the 180-day period immediately following the expiration of the Option Period all of such securities to the proposed buyer(s) at the price stated in the New Equity Election Notice and on other terms and conditions not materially more favorable to the purchaser(s) thereof than those specified in the New Equity Notice. Any Equity Securities not sold or issued within such 180-day period will be subject to the provisions of this Section 6(a) upon subsequent sale and issuance. In the case of the conversion of the Avalon Bridge Loan or a New Bridge Loan, the cash price to be paid pursuant to the exercise of the Right of First Refusal will be $75.149 per Class B Unit.

          (b)  Right of First Offer.  In the event that the Company proposes to
               --------------------
issue, or proposes to grant rights or options to purchase, Permitted Pari-Passu Equity, the Company shall promptly deliver a written notice of such proposal (the "PPPE Notice") to the Avalon Investors specifying in reasonable detail the
      -----------
class, quantity and material terms of such Permitted Pari Passu Equity and the price at which such securities are proposed to be offered for sale to others. The Avalon Investors may elect to purchase such Permitted Pari Passu Equity subject to terms and at the price and on the other terms and conditions set forth in the PPPE Notice by delivering a written notice of such election (the "PPPE Election Notice") to the Company within ten (10) Business Days after the
---------------------
PPPE Notice has been received by the Avalon Investors. In the event there has not been a timely election to acquire such Permitted Pari Passu Equity under this Section 6(b), then the Company may, within the 180-day period following the expiration of such 10-Business Day period, sell the Equity Securities specified in the PPPE Notice, at not less than the purchase price per Equity Security stated in the PPPE Notice and on terms and conditions not materially more favorable to the purchaser(s) thereof than those specified in such PPPE Notice; provided, however, that in such case the Equity
                               --------  -------
Securities specified in the PPPE Notice shall be subject to the Right of First Refusal set forth in Section 6(a). In the event the Company is unable to sell the Equity Securities specified in the PPPE Notice during such 180-day period, the Company shall not thereafter issue or sell any such Equity Securities without first again offering such securities to the Avalon Investors in accordance with this Section 6(b).

          (c)  Limitations.  Sections 6(a) and 6(b) shall not apply to Equity
               -----------
Securities that:

               (i) are not issued for cash or cash equivalents in connection with acquisitions by the Company;

               (ii)  are issued to effect a merger or consolidation;

               (iii) are issued to satisfy conversion or purchase rights theretofore issued by the Company not in violation of this Section 6 (other than pursuant to the ABRY Bridge Loan or any New Bridge Loan);

               (iv) are issued, in accordance with this Agreement, to Avalon Cable Michigan in accordance with Section 1.2 of the Securities Purchase Agreement;

               (v)   are issued in connection with a Qualified Public Offering;

               (vi) are issued in connection with a recapitalization or reorganization pursuant to Section 8; or

The Right of First Refusal will not apply to Permitted Pari Passu Equity until it has first been offered to the Avalon Investors pursuant to Section 6(b).

          7.   [intentionally deleted]

          8.   Public Offering; Registration Rights.   In the event that the
               ------------------------------------
Parent Board approves a public offering and sale of common stock ("IPO Stock")
                                                                   ---------
of a corporation that is the successor to the Parent or any Subsidiary thereof (the "Successor Corporation") pursuant to an effective registration statement
      ---------------------
under the Securities Act (an "Initial Public Offering"), then the Parties shall
                              -----------------------
take all necessary or desirable actions in connection with the consummation of such Initial Public Offering as the Parent Board so requests, so long as, in connection with the conversion of the Parent or such Subsidiary thereof into the Successor Corporation (by means of a merger or otherwise), each Member shall receive a quantity of IPO Stock having a fair value (valued at the price per share of IPO Stock paid to the Successor Corporation in the Initial Public Offering, without reduction for discounts or commissions) equal to the amount that such Member would receive if an amount equal to the Pre-IPO Value were distributed to the Members pursuant to Section 7.1 of the LLC Agreement; provided, that: (i) such conversion shall be effected immediately prior to the closing of the issuance and sale of IPO Stock in the Initial Public Offering (the "IPO Closing"); and (ii) the Parties shall take such actions as may be
      -----------
necessary or desirable to cause the Successor Corporation to assume all of the obligations of the Company under this Agreement. The "Pre-IPO Value" means the
                                                       -------------
product of the number of shares of IPO Stock outstanding immediately prior to the IPO Closing multiplied by the price per share of IPO Stock paid to the Successor Corporation in the Initial Public Offering, without reduction for discounts or commissions. As a condition to the conversion described above and notwithstanding any additional registration rights previously granted or granted in connection with the Initial Public Offering, each of the Parent, Company or Successor Corporation covenants and agrees to enter into a registration rights agreement with the Avalon Investors and its Affiliates or assigns, the terms of which require that if the managing underwriter of any registered public offering, including the Initial Public Offering, determines that IPO Stock owned by Parties ("Member Stock") may be included in such offering, then Member Stock
             ------------
will be included in such offering in the following order after the inclusion of all securities sought to be included for the Company's account: (i) first, any Priority Stock requested to be included in such offering; and (ii) second, pro rata based upon the number of shares of Member Stock (after giving effect to the preceding clause (i)) requested to be included in such offering. The reasonable out-of-pocket expenses of the Avalon Investors and its Affiliates incurred in connection with the reorganization into the Successor Corporation by the Avalon Investors shall be paid by the Company.

          9.   Definitions.
               -----------

          "ABRY" has the meaning set forth in the preamble.
           ----

          "ABRY Bridge Loan" has the meaning set forth in the LLC Agreement.
           ----------------

          "Affiliate" means with respect to any Person, any other Person
           ---------
controlling, controlled by, or under common control with such first Person.

          "Approved Company Sale" has the meaning set forth in Section 4.
           ---------------------

          "Avalon Cable Michigan" has the meaning set forth in the preamble.
           ---------------------

          "Avalon Cable N.E." has the meaning set forth in the preamble.
           -----------------

          "Avalon Investors"  has the meaning set forth in the preamble.
           ----------------

          "Avalon Parties" has the meaning set forth in the preamble.
           --------------

          "Class A Member" means any Member who owns Class A Units.
           --------------

          "Class B Member" means any Member who owns Class B Units.
           --------------

          "Class A Units" and "Class B Units" have the meanings set forth in the
           -------------       -------------
LLC Agreement.

          "Company"  has the meaning set forth in the preamble.
           -------

          "Company Loss" has the meaning set forth in Section 4.
           ------------

          "Company Reps" has the meaning set forth in Section 4.
           ------------

          "Election Notice" has the meaning set forth in Section 6.
           ---------------

          "Equity Securities" of any Person means:  (i) any capital stock,
           -----------------
partnership, membership, joint venture or other ownership or equity interest, participation or securities (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right); and (ii) any option, warrant, security or other right (including debt securities) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any stock, interest, participation, any contract rights, any form of derivative or security described in clause (i) above.

          "Executive" means any person who has been, is, or will be, employed by
           ---------
the Company or any Affiliate thereof or is an independent contractor of the Company or any Affiliate thereof and purchases or otherwise acquires Securities.

          "First Closing Date" has the meaning set forth in the Securities
           ------------------
Purchase Agreement.

          "Hold-Back Period" has the meaning set forth in Section 4.
           ----------------

          "Indebtedness" has the meaning set forth in the LLC Agreement.
           ------------

          "Initial Class B Unit Purchase Price" means $75.149 per Class B Unit.
           -----------------------------------

          "Initial Public Offering" has the meaning set forth in Section 8.
           -----------------------

          "Investment Agreement" means the Investment Agreement dated as of the
           --------------------
First Closing Date by and among the Avalon Parties.

          "IPO Closing" has the meaning set forth in Section 8.
           -----------

          "IPO Stock" has the meaning set forth in Section 8.
           ---------

          "LLC Agreement" means the Limited Liability Company Agreement of the
           -------------
Company dated as of the First Closing Date, as in effect from time to time.

          "Majority in Voting Interest" has the meaning which the LLC Agreement
           ---------------------------
assigns to that term.

          "Member" means any member of the Company admitted to membership in
           ------
accordance with the LLC Agreement.

          "Member Securities" means Equity Securities of either Avalon Cable
           -----------------
N.E. or Avalon Cable Michigan.

          "Member Stock" has the meaning set forth in Section 8.
           ------------

          "Michigan Inc." has the meaning set forth in the preamble.
           -------------

          "New Bridge Loan" has the meaning set forth in the LLC Agreement.
           ---------------

          "New Equity has the meaning set forth in Section 6.
           ----------

          "New Equity Election Notice" has the meaning set forth in Section
           --------------------------
6(a).

          "New Equity Notice" has the meaning set forth in Section 6(a).
           -----------------

          "Notice of New Equity" has the meaning set forth in Section 6.
           --------------------

          "Offer Notice" has the meaning set forth in Section 1(c).
           ------------

          "Option Period" has the meaning set forth in Section 6(a).
           -------------

          "Ownership Interest" means:  (i) any Equity Security of the Parent;
           ------------------
(ii) any Equity Security of the Company; or (iii) any Equity Security of any Subsidiary of the Parent that directly or indirectly owns any Equity Security of the Company.

          "Parent" has the meaning set forth in the preamble.
           ------

          "Parent Board" means the governing body of the Parent.
           ------------

          "Parties" has the meaning set forth in the preamble.
           -------

          "Permitted Pari-Passu Equity" has the meaning set forth in the LLC
           ---------------------------
Agreement.

          "Permitted Transfer" means any Transfer permitted under Section 1(d).
           ------------------

          "Permitted Transferee" means any Person who receives Securities or
           --------------------
Ownership Interests in connection with a Permitted Transfer.

          "Person" means an individual, a partnership, a corporation, an
           ------
association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity (including, without limitation, any governmental entity or any department, agency or political subdivision thereof).

          "PPPE Election Notice" has the meaning set forth in Section 6(b).
           --------------------

          "PPPE Notice" has the meaning set forth in Section 6(b).
           -----------

          "Pre-IPO Value" has the meaning set forth in Section 8.
           -------------

          "Priority Stock" means IPO Stock received by the Avalon Investors
           --------------
pursuant to Section 8 in respect of any Unpaid Yield or Unreturned Capital Value of any Class A Unit.

          "Pro Forma Positive Capital Account Balance" means, with respect to
           ------------------------------------------
each Unitholder, such Unitholder's pro forma positive capital account balance determined, solely for purposes of this Agreement, under the assumption that all of the assets and properties of the Company (including both the Avalon New England Interest and Avalon Michigan Interest as defined in the LLC Agreement) were adjusted pursuant to the principles of Treasury Regulation Sections 1.704-1(b)(2)(iv)(f) and (g), to equal their respective gross Fair Market Values (as defined in the LLC Agreement and as clarified herein) and the amounts of such adjustments were taken into account in determining Pro Forma Positive Capital Account Balances, as gain or loss from the disposition of such assets and properties pursuant to the principles of Article VIII (Allocations) of the LLC Agreement. For purposes of this Agreement, the consideration received in a Transfer or a Sale of the Company, as the case may be, shall be appropriately taken into account in determining the Fair Market Values of the Company's assets and properties.

          "Proposed Transferor" has the meaning set forth in Section 1(b).
           -------------------

          "Pro Rata Portion" has the meaning set forth in Section 1(b)(ii).
           ----------------

          "Public Sale" means any sale of Securities to the public pursuant to
           -----------
an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in effect) adopted under the Securities Act.

          "Put Agreement" means the Put and Capital Contribution Agreement dated
           -------------
as of the First Closing Date by and among ABRY, its general partner and Avalon Investors, as in effect from time to time.

          "Qualified Public Offering" means the sale in a public offering
           -------------------------
registered under the Securities Act of equity securities of the Company or the Successor Corporation: (i) providing net proceeds to the Company or any of its successors and the selling equity holders of at least $50,000,000; or (ii) where at least 25% of the outstanding Equity Securities of the Company or the Successor Corporation have been sold in such sale.

          "Reply Notice" has the meaning set forth in Section 1(c).
           ------------

          "Right of First Refusal" has the meaning set forth in Section 6(a).
           ----------------------

          "Sale Notice" has the meaning set forth in Section 1(b).
           -----------

          "Sale of the Company" means any direct or indirect sale or other
           -------------------
disposition of all or substantially all of the consolidated assets of the Parent and its Subsidiaries, including, but not limited to, Avalon Cable of Michigan LLC and Avalon Cable of New England LLC, whether by means of a sale or other disposition of assets, a sale or other disposition of Equity Securities (including a sale or disposition of Equity Securities of the Company and/or its Members or the direct or indirect owners of its Members), a merger, a consolidation or otherwise, in one of more transactions.

          "Second Closing" has the meaning set forth in the Securities Purchase
           --------------
Agreement.

          "Securities" means collectively, (i) the Class A Units, (ii) Class B
           ----------
Units, (iii) any other class of Equity Securities of the Company which is not limited to a fixed sum or percentage of par value or stated value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities (including, by way of example and without limitation, the common stock of the Successor Corporation), or (iv) any class of Member Securities. As to any particular shares constituting Securities, such shares will cease to be Securities when they have been transferred in a Public Sale.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Securities Purchase Agreement" means the Securities Purchase
           -----------------------------
Agreement dated as of the First Closing Date by and among Parent, Michigan Inc., Avalon Cable Michigan, Avalon Cable N.E., the Company and the Avalon Investors, as in effect from time to time.

          "Subsidiaries" means, with respect to any Person, any corporation,
           ------------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or entity or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, managing member, or general partner of such limited liability company, partnership, association or other business entity.

          "Successor Corporation" has the meaning set forth in Section 8.
           ---------------------

          "Transfer" has the meaning set forth in Section 1(a).
           --------

          "Unpaid Yield" has the meaning set forth in the LLC Agreement.
           ------------

          "Unreturned Capital Value" has the meaning set forth in the LLC
           ------------------------
Agreement.

          "Unsold New Equity" has the meaning set forth in Section 6.
           -----------------

          "Voting Interest" has the meaning set forth in the LLC Agreement.
           ---------------

          10.  Miscellaneous.
               -------------

          (a) Transfers in Violation of Agreement.  Any Transfer or attempted
              -----------------------------------
Transfer of any Ownership Interests in violation of any provision of this Agreement shall be void, and the issuer of such Ownership Interests shall not record such Transfer on its books or treat any purported Transferee of such Ownership Interests as the owner of such Ownership Interests for any purpose. If, notwithstanding the immediately preceding sentence, any Transfer is held by an arbitral panel or a court of competent jurisdiction to be effective, then the restrictions on Transfer under this Agreement applicable to the transferor shall apply to the transferee and to any subsequent transferee as if such transferee were a party hereto.

          (b) Termination.  This Agreement shall terminate upon, have no further
              -----------
force and effect after and shall not be applicable to, the first sale of securities of the Company or successor entity to the public effected pursuant to the closing of the Company's first firm commitment underwritten public offering registered under the Securities Act of 1933, as amended, with proceeds of more than $50,000,000.

          (c) Remedies.  Any Person having rights under any provision of this
              --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          (d) Specific Performance.  Each of the Parties agrees and
              --------------------
acknowledges: (i) that it may be impossible to measure in money the damage to the Parties if any of them or any legal representative of any Party hereto fails to comply with any of the agreements, covenants, restrictions or obligations imposed by this Agreement; (ii) that every such agreement, covenant, restriction and obligation is material; and (iii) that in the event of any such failure of compliance, the Parties may not have an adequate remedy at law or in damages. Therefore, each Party consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved Party without the posting of any bond or other security, to compel specific performance of all of the terms hereof and to prevent any Transfer or otherwise of Securities in contravention of any of the terms of this Agreement.

          (e) Amendments  This Agreement shall not be amended, supplemented or
              ----------
restated without first obtaining the written consent of the Parties; provided,
                                                                     --------
that consent of the Parties shall not be required under the preceding clause in the event that the proposed amendment, supplement or restatement is made in connection with any issuance or proposed issuance of Units not in violation of any provisions of this Agreement.

          (f) Successors and Assigns.  All covenants and agreements in this
              ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, including, without limitation, the Successor Corporation. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Ownership Interests are also for the benefit of, and enforceable by, any subsequent holder of such Ownership Interests.

          (g) Severability.  Whenever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (h) Counterparts.  This Agreement may be executed simultaneously in
              ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (i) Descriptive Headings.  The descriptive headings of this Agreement
              --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (j) GOVERNING LAW.  ALL ISSUES AND QUESTIONS CONCERNING THE
              -------------
CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (k) Notices.  All notices, demands or other communications to be
              -------
given, delivered or received under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given, delivered or received upon receipt or refusal when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to an Investor at the address indicated on the Schedule of Parties, and to the Company at the address indicated below:

If to the Company, to:

          Avalon Cable LLC
          c/o ABRY Partners, Inc.
          18 Newbury Street
          Boston, MA 02116
          Attention:  Jay Grossman
          with a copy (which will not constitute notice to the Company) to:

          Kirkland & Ellis
          153 East 53rd Street
          New York, NY 10022
          Attention: John L. Kuehn

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (l) Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY WAIVES,
              --------------------
TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          (m) No Strict Construction.  The parties hereto have participated
              ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (n) Entire Agreement.  Except as otherwise expressly set forth herein,
              ----------------
this agreement and the other agreements referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Members Agreement as of the date first written above.


                                 ABRY BROADCAST PARTNERS, III, L.P.
                                 By:  ABRY Capital, L.P.
                                 Its: General Partners

                                      By:  ABRY Equity Investors, L.P.
                                      Its: General Partner

                                      By:  ABRY Holdings, III, Inc.
                                      Its: General Partner

                                      By  _______________________________
                                          Name:
                                          Title:


                                 AVALON CABLE HOLDINGS, LLC


                                 By: _______________________________
                                     Name:
                                     Title:


                                 AVALON CABLE LLC


                                 By: _______________________________
                                     Name:
                                     Title:



                                 AVALON CABLE OF MICHIGAN
                                  HOLDINGS, INC.


                                 By: _______________________________
                                     Name:
                                     Title:

                                 AVALON CABLE OF MICHIGAN, INC.


                                 By: _______________________________
                                     Name:
                                     Title:


                                 AVALON CABLE OF NEW ENGLAND
                                  HOLDINGS INC.


                                 By: _______________________________
                                     Name:
                                     Title:

                                 AVALON INVESTORS, L.L.C


                                 By: _______________________________
                                     Name:
                                     Title:

                   SCHEDULE OF PARTIES AND NOTICE ADDRESSES

               To each of:
                  ABRY Broadcast Partners III, L.P.,
                  Avalon Cable Holdings, LLC,
                  Avalon Cable of Michigan Holdings, Inc.,
                  Avalon Cable of Michigan, Inc.,
                  Avalon Cable of New England, Inc., and
                  Avalon Cable LLC
                c/o ABRY Partners, Inc.
                18 Newbury Street
                Boston, MA 02116
                Attention:  Jay Grossman

                     with a copy (which will not constitute notice to any of the aforementioned Parties) to:

                     Kirkland & Ellis
                     153 East 53rd Street
                     New York, NY 10022
                     Attention: John L. Kuehn

                To the Strategic Investor:

                to such address as the Strategic Investor may specify by notice given in accordance with Section 10(k)

                           with a copy (which shall not
                           ----------------------------
                           constitute notice to the Avalon Investors) to:
                           ---------------------------------------------

                           Cleary, Gottlieb, Steen & Hamilton
                           One Liberty Plaza
                           New York, NY 10006
                           Attention: Michael L. Ryan

                                                                    Exhibit 1(b)


             Illustration of the Application of Section 1(b)(iii)


Assumptions:

     . A Transfer pursuant to Section 1(b) occurs at a time when the Unreturned Capital Value of the Class A Units is $45,000,000 and the Unpaid Yield on the Class A Units is $10,000,000.

     . At the time of the Transfer, the Company has outstanding 45,000 Class A Units, all of which are held by the Avalon Investors, and 575,690 Class B Units. Of such 575,690 Class B Units, 250,000 are held by Avalon Cable N.E. At the time of the Transfer, all of the stock of Avalon Cable N.E. is held by the Parent.

     . In the Transfer, the acquiring Person has offered to pay a total of $120,000,000 for the 45,000 Class A Units and all of the stock of Avalon Cable N.E. Therefore, the proposed Transfer involves all 45,000 of the Class A Units and 250,000 of the Class B Units. The Avalon Investors elects to participate in the Transfer to the fullest extent permitted by Section 1(b).

     . In connection with the Transfer, the holders of Class A Units and Class B Units incur reasonable out-of-pocket costs in the aggregate amount of $200,000.


Purchase Prices Payable for Class A Units and Class B Units:

     From the $120,000,000 in gross proceeds, the $200,000 in out-of-pocket costs described above will be reimbursed.

     The remaining $119,800,000 will be shared among the transferring persons in the same manner as they would share such amount if it were distributed pursuant to Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section 7.1 of the LLC Agreement that follow Section 7.1(d) thereof) -- as if the Units involved in the Transfer were the only Units outstanding. Such "sharing" would be as follows:

          First, an amount equal to the Unpaid Yield on the Class A Units
          -----
          ($10,000,000) will be paid to the Avalon Investors.

          Second, an amount equal to the Unreturned Capital Value of the Class A
          ------
          Units ($45,000,000) will be paid to the Avalon Investors.

          Third, the remaining $64,800,000 will be paid to the Avalon Investors
          -----
          and the Parent, pro rata according to the 45,000 Units included in the Transfer by the Avalon Investors and the 250,000 Class B Units included in the Transfer by the Parent -- i.e., $9,884,746 to the Avalon Investors, and $54,915,254 to the Parent.

If the Avalon Investors had not elected to participate in the proposed Transfer, then the Parent would be entitled to Transfer the stock of Avalon Cable N.E. (representing 250,000 of the Class B Units) for not more than $54,915,254 (i.e., the price the Parent would have received in the Transfer had the Avalon Investors elected to participate to the maximum extent permitted), and on other terms and conditions not more favorable to the acquiring Person(s) than those set forth in the related Sale Notice, during the 180-day period described in
Section 1(b).

                                                                       Exhibit 4

                 Illustration of the application of Section 4

Assumptions:

     . An Approved Company Sale occurs at a time when the Unreturned Capital Value of the Class A Units is $45,000,000 and the Unpaid Yield on the Class A Units is $10,000,000 (except for Case 4).

     . At the time of the Approved Company Sale, the Company has outstanding 45,000 Class A Units, all of which are held by the Avalon Investors, and 575,690 Class B Units. Of such Class B Units, 64,696 are held by Avalon Cable N.E. and 510,994 are held by Avalon Cable Michigan. At the time of the Approved Company Sale, all of the stock of Avalon Cable N.E. and Avalon Cable Michigan is held by the Parent and Michigan Inc., respectively.

     . Each owner of Units has a sufficient Pro Forma Positive Capital Account Balance to permit such owner to receive the share of the aggregate proceeds of the Approved Company Sale to which it is entitled pursuant to Section 4 hereof.

     . In connection with the Approved Company Sale, the holders of Class A Units and Class B Units incur reasonable out-of-pocket costs in the aggregate amount of $200,000.

Case 1 Assumptions:

     . In the Approved Company Sale, the acquiring Person has offered to pay a total of $120,000,000 for the consolidated assets of the Company and its Subsidiaries.

Case 2 Assumptions:

     . In the Approved Company Sale, the acquiring Person has offered to pay a total of $120,000,000 for the 45,000 Class A Units and the 575,690 Class B Units.

Case 3 Assumptions:

     . In the Approved Company Sale, the acquiring Person has offered to pay a total of $120,000,000 for the 45,000 Class A Units and all of the stock of both Avalon Cable Michigan and Avalon Cable N.E. Therefore, the proposed Transfer involves all 45,000 of the Class A Units and all 575,690 of the Class B Units.

Case 4 Assumptions:

     . In the Approved Company Sale, the acquiring Person has offered to pay a total of $52,000,000 for 80% equity stake in the Company and at the time of such Approved Company Sale, there is neither Unpaid Yield nor Unreturned Capital Value on the Class A Units.

Case 5 Assumptions:

     . In the Approved Company Sale, the acquiring Person has offered to pay a total of $107,000,000 for an 80% equity stake in the Company.

     . The Avalon Investors shall include all of its 45,000 Class A Units in the proposed Transfer. Avalon Cable Michigan and Avalon Cable N.E. shall include an aggregate of 451,552 Class B Units in the proposed Transfer. Of such Class B Units, Avalon Cable N.E. shall include all of its 64,696 Class B Units and Avalon Cable Michigan shall include 386,856 of its Class B Units.


Purchase Prices Payable for Class A Units and Class B Units

Case 1:

     . From the $120,000,000 in gross proceeds, the $200,000 in out-of-pocket costs described above will be reimbursed.

     . The remaining $119,800,000 will be shared among the transferring persons in the same manner as they would share such amount if it were distributed pursuant to Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section
          7.1 of the LLC Agreement that follow Section (d) thereof).

          First, an amount equal to the Unpaid Yield on the Class A Units
          -----
          ($10,000,000) will be paid to the Avalon Investors.

          Second, an amount equal to the Unreturned Capital Value of the Class A
          ------
          Units ($45,000,000) will be paid to the Avalon Investors.

          Third, the remaining $64,800,000 will be paid to the Avalon Investors,
          -----
          Avalon Cable N.E. and Avalon Cable Michigan pro rata according to the 45,000 Class A Units held by the Avalon Investors, the 64,696 Class B Units held by Avalon Cable N.E. and the 510,994 Class B Units held by Avalon Cable Michigan (i.e. approximately $4,697,997.39 to the Avalon Investors, $6,754,258.65 to Avalon Cable N.E. and $53,347,743.96 to
          Avalon Cable Michigan).

Case 2:

     . From the $120,000,000 in gross proceeds, the $200,000 in out-of-pocket costs described above will be reimbursed.

     . The remaining $119,800,000 will be shared among the transferring persons in the same manner as they would share such amount if it were distributed pursuant to Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section
          7.1 of the LLC Agreement that follow Section (d) thereof).

          First, an amount equal to the Unpaid Yield on the Class A Units
          -----
          ($10,000,000) will be paid to the Avalon Investors.

          Second, an amount equal to the Unreturned Capital Value of the Class A
          ------
          Units ($45,000,000) will be paid to the Avalon Investors.

          Third, the remaining $64,800,000 will be paid to the Avalon Investors,
          -----
          Avalon Cable N.E. and Avalon Cable Michigan pro rata according to the 45,000 Class A Units held by the Avalon Investors, the 64,696 Class B Units held by Avalon Cable N.E. and the 510,994 Class B Units held by Avalon Cable Michigan (i.e. approximately $4,697,997.39 to the Avalon Investors, $6,754,258.65 to Avalon Cable N.E. and $53,347,743.96 to
          Avalon Cable Michigan).

Case 3:

     . From the $120,000,000 in gross proceeds, the $200,000 in out-of-pocket costs described above will be reimbursed.

     . The remaining $119,800,000 will be shared among the transferring persons in the same manner as they would share such amount if it were distributed pursuant to Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section
          7.1 of the LLC Agreement that follow Section (d) thereof) --as if the Units involved in the Transfer were the only Units outstanding.

          First, an amount equal to the Unpaid Yield on the Class A Units
          -----
          ($10,000,000) will be paid to the Avalon Investors.

          Second, an amount equal to the Unreturned Capital Value of the Class A
          ------
          Units ($45,000,000) will be paid to the Avalon Investors.

          Third, the remaining $64,800,000 will be paid to the Avalon Investors,
          -----
          the Parent (as sole stockholder of Avalon Cable N.E.) and Michigan Inc. (as sole stockholder of Avalon Cable Michigan) pro rata according to the 45,000 Class A Units held by the Avalon Investors, the 64,696 Class B Units held by Avalon Cable N.E. and the 510,994 Class B Units held by Avalon Cable Michigan (i.e. approximately

          $4,697,997.39 to the Avalon Investors, $6,754,258.65 to the Parent and $53,347,743.96 to Michigan Inc.).


Case 4:

     Units to be Included in the Transfer:

     . Under Section 4(a), each of the Avalon Investors, Avalon Cable N.E. and Avalon Cable Michigan shall include in the Transfer 80% of such Person's Units (i.e. 36,000 Class A Units, 51,756.80 Class B Units and 408,795.20 Class B Units held by the Avalon Investors, Avalon Cable N.E. and Avalon Cable Michigan, respectively).

     Purchase Prices to be Paid:

     . From the $52,000,000 in gross proceeds, the $200,000 in out-of-pocket costs described above will be reimbursed.

     . The remaining $51,800,000 will be shared among the transferring persons in the same manner as they would share such amount if it were distributed pursuant to Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section
          7.1 of the LLC Agreement that follow Section (d) thereof) --as if the 496,552 Units involved in the Transfer were the only Units outstanding. Because there is no Unpaid Yield or Unreturned Capital Value on the Class A Units, the remaining $51,800,000 will be paid to the Avalon Investors, Avalon Cable N.E. and Avalon Cable Michigan pro rata according to the 36,000 Class A Units included in the Transfer by the Avalon Investors, the 51,756.80 Class B Units included in the Transfer by Avalon Cable N.E. and the 408,795.20 Class B Units included in the Transfer by Avalon Cable Michigan (i.e. approximately $3,755,497.91 to the Avalon Investors, $5,399,237.62 to Avalon Cable N.E. and $42,645,264.46 to Avalon Cable Michigan).

Case 5:

     Purchase Prices to be Paid:

     . From the $107,000,000 in gross proceeds, the $200,000 in out-of-pocket costs described above will be reimbursed.

     . The remaining $79,800,000 will be shared among the transferring persons in the same manner as they would share such amount if it were distributed pursuant to Section 7.1 of the LLC Agreement (without giving effect to Section 7.1(a) thereof or the sentences of Section
          7.1 of the LLC Agreement that follow Section (d) thereof) --as if the 496,552 Units involved in the Transfer were the only Units outstanding.

          First, an amount equal to the Unpaid Yield on the Class A Units
          -----
          ($10,000,000) will be paid to the Avalon Investors.

          Second, an amount equal to the Unreturned Capital Value of the Class A
          ------
          Units ($45,000,000) will be paid to the Avalon Investors.

          Third, the remaining $51,800,000 will be paid to the Avalon Investors,
          -----
          Avalon Cable N.E. and Avalon Cable Michigan pro rata according to the 45,000 Class A Units included in the Transfer by the Avalon Investors, the 64,696 Class B Units included in the Transfer by Avalon Cable N.E. and the 386,856 Class B Units held by Avalon Cable Michigan (i.e. approximately $4,694,372.39 to the Avalon Investors, $6,749.047.03 to Avalon Cable N.E. and $40,356,580.58 to Avalon Cable Michigan).